EXHIBIT (b)


         Certification Pursuant to Rule 30a-2(b) under the 1940 Act and
                      Section 906 of the Sarbanes-Oxley Act


I, James A. Bowen, Chairman of the Board, President and Chief Executive Officer of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   March 22, 2010
      ---------------------------

                                          /s/ James A. Bowen
                                          -------------------------------------
                                          James A. Bowen, Chairman of the Board,
                                          President and Chief Executive Officer
                                          (principal executive officer)



I, Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March 22, 2010
      ----------------------

                                         /s/ Mark R. Bradley
                                         -------------------------------------
                                         Mark R. Bradley Treasurer, Controller,
                                         Chief Financial Officer and
                                         Chief Accounting Officer
                                         (principal financial officer)